Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Disclosure Of Other Non current Assets [Abstract]
Intangible assets	$ 1,695	$ 1,886
Debt issue costs - Revolving Facility	5,781	5,496
Refundable deposit - 777 PMPA	9,063	8,717
Subscription Rights	0	4,510
Other	5,734	5,861
Total other long-term assets	$ 22,273	$ 26,470